SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]           Preliminary Proxy Statement.

[  ]           Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X]           Definitive Proxy Statement.

[  ]           Definitive Additional Materials.

[  ]           Soliciting Material Pursuant to §240.14a-12.

                     BAIRD FUNDS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement
if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]           No fee required

[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)           Title of each class of securities to which transaction applies:
(2)           Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate of transaction:
(5)           Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filingfor which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, orthe Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:
(2)           Form, Schedule or Registration Statement No.:
(3)           Filing Party:
(4)           Date Filed:

BAIRD FUNDS, INC.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

November 9, 2007

Dear Shareholder:

We are pleased to enclose proxy materials for a special meeting of shareholders of Baird Funds, Inc. (the “Funds”) to be held on December 19, 2007 relating to the election of three current directors and two director nominees to the Board of Directors of the Funds.

The Board of Directors currently consists of four directors, G. Frederick Kasten, Jr., John W. Feldt, George C. Kaiser and Frederick P. Stratton, Jr.  Mr. Kaiser is retiring as of the end of the year and we thank him for his service.  In connection with Mr. Kaiser’s retirement, we have nominated two persons as additional directors, Marlyn J. Spear and Cory L. Nettles.  Their election would expand the Board to five directors.  The addition of two new directors should enhance the governance of the Funds by adding new perspectives to the current directors’ institutional knowledge.  The Board of Directors, upon the recommendation of the Nominating Committee, has approved this proposal and recommends that shareholders of the Funds vote FOR the election of the directors and director nominees.

Your vote is important regardless of how many shares you own.  Voting your shares early will help prevent costly follow-up mail and telephone solicitation.  For your convenience, we have made arrangements for you to vote by telephone or via the Internet.  Information on how to vote is contained in the enclosed proxy statement and proxy card.  You may also vote by completing, dating and signing the enclosed proxy card, and mailing it to us in the envelope provided.

If you have any questions after considering the enclosed materials, please call toll-free 1-866-44-BAIRD.  Thank you for investing in the Funds and for your continuing support.

Very truly yours,

Mary Ellen Stanek
President

BAIRD FUNDS, INC.
(a Wisconsin corporation)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders of the following investment portfolios (each, a “Fund” and collectively, the “Funds”) of Baird Funds, Inc. a Wisconsin corporation, will be held on Wednesday, December 19, 2007 at 10:00 a.m., Central Time.  The meeting will be held at the offices of Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, 29th Floor, Milwaukee, Wisconsin:

Baird Aggregate Bond Fund	Baird Short-Term Bond Fund
Baird Core Plus Bond Fund	Baird LargeCap Fund
Baird Intermediate Bond Fund	Baird MidCap Fund
Baird Intermediate Municipal Bond Fund	Baird SmallCap Fund

At the meeting, we will ask shareholders to consider and act upon:

1.
The election of three current directors, John W. Feldt, G. Frederick Kasten, Jr., and Frederick P. Stratton, Jr., and two director nominees, Marlyn J. Spear and Cory L. Nettles, to the Board of Directors to serve until their successors are duly qualified and elected; and

2.	To consider and act upon any other business that may be properly brought before the meeting or any postponement or adjournment of the meeting.

Only shareholders of record at the close of business on October 31, 2007, the record date for this meeting, are entitled to notice of, and to vote at, the meeting, and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT!
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
_________________________________________

You are cordially invited to attend the meeting of shareholders.  If you do not expect to attend the meeting, you may vote by telephone, by the Internet or indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the postage-paid envelope provided.  Information on how to vote via the Internet or by telephone is included on the proxy card.  Your prompt return of the enclosed proxy card will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation.  Voting via the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated.  Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs.  Please do not return the enclosed paper proxy card if you are voting via the Internet or by telephone.

If you wish to attend the meeting and vote your shares in person at that time, you will still be able to do so.  You may revoke your proxy before it is exercised by submitting to the Secretary of the Funds a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

By Order of the Board of Directors

Charles M. Weber
Secretary
Milwaukee, Wisconsin
November 9, 2007

PROXY STATEMENT

November 9, 2007

BAIRD FUNDS, INC.
777 East Wisconsin Avenue
Milwaukee, WI 53202
1-866-44Baird

SPECIAL MEETING OF SHAREHOLDERS
To be held on December 19, 2007

General.  This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Directors of Baird Funds, Inc. (the “Corporation”) for use at a special meeting of shareholders (the “Meeting”) with respect to the eight investment portfolios of the Corporation (each, a “Fund” and collectively the “Funds”).  The Funds are the Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Intermediate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Short-Term Bond Fund, Baird LargeCap Fund, Baird MidCap Fund and the Baird SmallCap Fund.  Each Fund, except Baird Short-Term Bond Fund, has two classes of shares:  Investor Class and Institutional Class.  The Baird Short-Term Bond Fund consists of a single class of shares:  Institutional Class.  The annual meeting of shareholders will be held at the principal offices of Robert W. Baird & Co. Incorporated located at 777 East Wisconsin Avenue, 29th Floor, Milwaukee, Wisconsin 53202, on Wednesday, December 19, 2007, at 10:00 a.m., Central Time, and at any adjournments or postponements of the Meeting.  The Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about November 7, 2007.

The purposes of the Meeting, as set forth in the Notice of Special Meeting of Shareholders, are to:  (1) elect three current directors and two director nominees to the Board of Directors of the Corporation; and (2) consider and act upon such other business that may be properly brought before the Meeting or any adjournment or postponement thereof.  More information about the election of directors is provided below.

Record Date; Shareholders Entitled to Vote.  Only the shareholders of record of the Funds at the close of business on October 31, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and any adjournments or postponements thereof.  Each such shareholder will be entitled to one vote per share (and a fractional vote per fractional share) on the matters presented at the Meeting.  Shareholders of Investor Class shares and Institutional Class shares of all Funds are entitled to vote at the Meeting.  Shareholders of all Funds are eligible to vote for the election of directors and will vote together as a single group on that proposal.

As of the Record Date, the aggregate number of outstanding shares of the Corporation that were entitled to vote at the Meeting was 147,705,673.93, divided by Fund as follows:

Fund Name	Number of Shares

Baird Aggregate Bond Fund	64,569,696.97
Baird Core Plus Bond Fund	9,102,669.23
Baird Intermediate Bond Fund	36,296,023.80
Baird Intermediate Municipal Bond Fund	9,895,249.87
Baird Short-Term Bond Fund	18,648,696.39
Baird LargeCap Fund	3,051,410.36
Baird MidCap Fund	3,690,700.87
Baird SmallCap Fund	2,451,226.44

Voting of Proxies.  Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy.  You can do this by completing, dating, signing and returning the accompanying proxy card using the enclosed postage-paid envelope or by voting via the Internet or by telephone.  You may also vote in person at the Meeting.  Even if you intend to vote your shares in person at the Meeting, you are urged to complete and return the enclosed proxy card or to vote via the Internet or by telephone.  Voting before the Meeting will not prevent you from voting at the Meeting if you desire to do so, as your vote by proxy is revocable at your option.  If you vote via the Internet or telephone, you do not need to mail your proxy card.

To vote via the Internet, or by telephone, please have your control number located on your enclosed proxy card available and follow the instructions included on the proxy card or provided with this proxy statement.

If you choose to vote by proxy, your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted FOR the election of each director nominee and in accordance with the best judgment of the persons named as proxies on such other matters that may properly come before the Meeting.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person.  If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments or postponements of the Meeting, as instructed.  Attendance by a shareholder at the Meeting does not itself revoke a proxy.

Quorum Required to Hold Meeting.  In order to transact business at the Meeting, a “quorum” must be present at the Meeting.  Under the Corporation’s Bylaws, a quorum is defined as the presence, in person or by proxy, of a majority of the issued and outstanding common stock of the Corporation entitled to vote at the Meeting.

For purposes of determining the presence of a quorum for the transaction of business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present, but which have not been voted.  Broker non-votes are shares held in “street name” for which the broker indicated that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.  Accordingly, shareholders are urged to forward their voting instructions promptly.

If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment would require the affirmative vote of a majority of the shares of the Funds represented at the Meeting to be adjourned.  The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment.

Method and Cost of Proxy Solicitation.  Shareholder votes will be solicited by the Corporation primarily by mail.  The solicitation may also include telephone, facsimile or oral communications by certain officers of the Corporation or officers or employees of the Funds’ investment adviser, Robert W. Baird & Co. Incorporated (the “Adviser”), who will not be paid for these services.  The Adviser will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies.  The Adviser will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Funds.

Share Ownership.  The following table sets forth information regarding the ownership of the Funds’ outstanding shares as of the Record Date by persons who are known by the Corporation to own beneficially or of record more than 5% of one or both classes of shares of any Fund.  No person owns beneficially or of record 5% or more of the shares of the Baird Short-Term Bond Fund.

Fund	Name and Address	Share Class	Number of Shares	Percentage of Class	Percentage of Fund	Percentage of all Funds
Aggregate Bond Fund	Capinco c/o U.S. Bank P.O. Box 1787 Milwaukee, WI 53201-1787	Institutional	5,703,125	8.98%	8.83%	3.86%
	Mori & Co. 911 Main Street, Suite 201 Kansas City, MO 64105-5304	Institutional	3,866,084	6.09%	5.99%	2.62%
	Mitra & Co. c/o Marshall & Ilsley Co. 11270 W. Park Place, Suite 400 Milwaukee, WI 53224-3638	Institutional	3,738,696	5.89%	5.79%	2.53%
	U.S. Bank FBO MKE FDN Corporation Permanent Fund P.O. Box 1787 Milwaukee, WI 53201-1787	Institutional	3,664,772	5.77%	5.68%	2.48%
	Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 101 Montgomery St. San Francisco, CA 94104-4151	Investor	630,678	58.35%*	0.98%	0.43%
	Lakeview Village Inc. 9011 Park Street Lenexa, KS 66215-3353	Investor	363,988	33.67%*	0.56%	0.25%
Core Plus Bond Fund	Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 101 Montgomery St. San Francisco, CA 94104-4151	Institutional	2,151,877	23.93%	23.64%	1.46%
	Strafe & Co. FAO Indian Community School of Milwaukee P.O. Box 160 Westerville, OH 43086-0160	Institutional	2,143,983	23.85%	23.55%	1.45%
	Associated Trust Co., NA FBO Reinhart, Boerner, Van Deuren S.C. 401(k) Profit Sharing Plan P.O. Box 22037 Green Bay, WI 54305-2037	Institutional	1,396,822	15.54%	15.34%	0.95%
	Principal Financial Group 711 High Street Des Moines, IA 50309-2732	Institutional	554,356	6.17%	6.09%	0.38%

Fund	Name and Address	Share Class	Number of Shares	Percentage of Class	Percentage of Fund	Percentage of all Funds
Core Plus Bond Fund (continued)	National City Bank TTEE FBO Vincentian Collaborative Services TR Attn: Trust Mutual Funds P.O. Box 94984 Cleveland, OH 44101-4984	Institutional	521,776	5.80%	5.73%	0.35%
	Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 101 Montgomery St. San Francisco, CA 94104-4151	Investor	28,910	25.92%*	0.32%	0.02%
	Stuart M.Krupnick & Rhoda J. Krupnick 1243 Park Plaza Drive Columbus, OH 43213-2649	Investor	8,985	8.06%	0.10%	0.01%
Intermediate Bond Fund	State Street Bank & Trust Co. CHP Workers Compensation Self Insurance Trust 615 Elsinore Pl. Cincinnati, OH 45202-1459	Institutional	2,670,399	7.42%	7.36%	0.01%
	Mitra & Co. FBO 98 c/o M&I Trust Company 11270 W. Park Place, Suite 400 Milwaukee, WI 53224-3638	Institutional	2,623,932	7.29%	7.23%	1.78%
	Wells Fargo Bank, NA FBO Hazelden Investment-Mutual Fund P.O. Box 1533 Minneapolis, MN 55480-1533	Institutional	2,420,711	6.73%	6.67%	1.64%
	Wells Fargo Bank, NA FBO Strattec Security P.O. Box 1533 Minneapolis, MN 55480-1533	Institutional	2,409,663	6.70%	6.64%	1.63%
	Capinco c/o U.S. Bank P.O. Box 1787 Milwaukee, WI 53201-1787	Institutional	1,831,904	5.09%	5.05%	1.24%
	SEI Private Trust Company c/o Harris Bank ID 940 One Freedom Valley Drive Oaks, PA 19456	Investor	228,311	74.92%*	0.63%	0.15%
Intermediate Municipal Bond Fund	Northern Trust Company FBO MSE LLC 50 S. La Salle Street Chicago, IL 60603-1006	Institutional	966,320	9.80%	9.77%	0.65%
	National Financial Services LLC FBO LaSalle Bank 135 S. La Salle Street Chicago, IL 60603-4177	Institutional	628,108	6.37%	6.35%	0.43%

Fund	Name and Address	Share Class	Number of Shares	Percentage of Class	Percentage of Fund	Percentage of all Funds

Intermediate Municipal Bond Fund (continued)	Maril & Co. c/o M&I Trust Company N.A. 11270 W. Park Place Suite 400 Milwaukee, WI 53224-3638	Institutional	6115,114	6.24%	6.22%	0.42%
	Charles H. Heide & Ann Heide 4020 Chicory Road Racine, WI 53403-4063	Institutional	574,251	5.82%	5.80%	0.39%
	Charles H. Heide & Kathryn H. Heide 58255 6th Place Kenosha, WI 53144-7216	Institutional	574,251	5.82%	5.80%	0.39%
	Ben Abrohams 2506 N. Terrace Ave. Milwaukee, WI 53211-3820	Investor	10,520	29.03%*	0.11%	0.01%
	Timothy J. Bowers & Mary C. Bowers 2307 E. Newberry Blvd. Milwaukee, WI 53211-3763	Investor	7,842	21.64%	0.08%	0.01%
	Bernard V. Orlov TTEE 1645 Birdsong Ct. Blacklick, OH 43004-9640	Investor	7,086	19.55%	0.07%	0.00%
	Molly H. Abrohams 2506 N. Terrace Ave. Milwaukee, WI 53221-3820	Investor	4,079	11.26%	0.04%	0.00%
	Dr. Frank P. Begun & Audrey L. Begun 1004 N. 70th St. Wauwatosa, WI 53213-3106	Investor	2,977	8.21%	0.03%	0.00%
	Lidia Paz-Baker 3801 Canterbury Road Unit 415 Baltimore, MD 21218-2371	Investor	2,304	6.36%	0.02%	0.00%
LargeCap Fund	Principal Financial Group 711 High Street Des Moines, IA 50309-2732	Institutional	1,439,627	48.52%*	47.18%*	0.97%
	Baird Foundation Robert W. Baird & Co. Inc. 777 East Wisconsin Avenue Milwaukee, WI 53202	Institutional	940,325	31.69%*	30.82%*	0.64%
	Stifel Nicolaus & Co., Inc. Gerald Hallisey TTEE 501 N. Broadway St. Louis, MO 63102-2131	Investor	13,628	16.15%	0.45%	0.01%
	Stifel Nicolaus & Co., Inc. Anthony J Rizzo 501 N. Broadway St. Louis, MO 63102-2131	Investor	9,658	11.44%	0.32%	0.01%
	Stifel Nicolaus & Co., Inc. Warren P Jensen TTEE 501 N. Broadway St. Louis, MO 63102-2131	Investor	8,186	9.70%	0.27%	0.01%

Fund	Name and Address	Share Class	Number of Shares	Percentage of Class	Percentage of Fund	Percentage of all Funds

MidCap Fund	Regents of the University of Colorado 4840 Pearl East Circle, Suite 103 Boulder, CO 80309-0025	Institutional	1,231,655	37.93%*	33.37%*	0.83%
	Principal Financial Group 711 High Street Des Moines, IA 50309-2732	Institutional	716,158	22.06%	19.40%	0.48%
	Baird Foundation Robert W. Baird & Co. Inc. 777 East Wisconsin Avenue Milwaukee, WI 53202	Institutional	312,865	9.64%	8.48%	0.21%
	Calvert Health System 100 Hospital Road Prince Frederick, MD 20678-4017	Institutional	283,433	8.73%	7.68%	0.19%
	Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 101 Montgomery St. San Francisco, CA 94104-4151	Investor	95,452	21.51%	2.59%	0.06%
	Stifel Nicolaus & Co., Inc. Gerald Hallisey TTEE 501 N. Broadway St. Louis, MO 63102-2131	Investor	43,799	9.87%	1.19%	0.03%
	Associated Trust Company FBO Milwaukee Public Museum Inc. P.O. Box 22037 Green Bay, WI 54305-2037	Investor	23,272	5.24%	0.63%	0.02%
SmallCap Fund	Principal Financial Group 711 High Street Des Moines, IA 50309-2732	Institutional	985,668	40.63%*	40.21%*	0.67%
	Stifel Nicolaus & Co., Inc. Gerald Hallisey TTEE 501 N. Broadway St. Louis, MO 63102-2131	Investor	11,656	46.09%*	0.48%	0.01%
	Robert W. Baird & Co. Inc. TTEE FBO John G. Doerr Rollover IRA 23 Annandale Nashville, TN 37215-5820	Investor	2,709	10.71%	0.11%	0.00%
	Barbara H. Mullett N57W30850 Lakewood Drive Hartland, WI 53029-9304	Investor	2,229	8.82%	0.09%	0.00%
	LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	Investor	2,106	8.33%	0.09%	0.00%
	MAC & Co. P.O. Box 3198 Pittsburgh, PA 15230-3198	Investor	1,397	5.52%	0.06%	0.00%
_______________________________________________

*Denotes a shareholder who owns a controlling interest (i.e., more than 25%) of the shares of a Fund or a class of shares of a Fund.  Other than such shareholders, no person controls any Fund, any class of shares of a Fund, or the Corporation.

As of the Record Date, each executive officer, director and director nominee individually, and the executive officers, directors and director nominees as a group, did not own any outstanding Investor Class shares of any Fund and owned less than 1% of the outstanding Institutional Class shares of the Baird Aggregate Bond, Baird Core Plus Bond, Baird Intermediate Bond and Baird Short-Term Bond Funds.  As of the Record Date, the officers and directors as a group owned 1% or more of the outstanding shares of the following Funds:

Fund	Percentage of Institutional Class	Percentage of Fund

LargeCap Fund	1.10%	1.07%
MidCap Fund	5.75%	5.07%
SmallCap Fund	2.35%	2.33%
Intermediate Municipal Bond Fund	4.11%	4.09%

Other Information.  As noted above, the Funds’ investment adviser is Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.  The Adviser also serves as principal underwriter and distributor of shares of the Funds.  U.S. Bancorp Fund Services, LLC, 615 Michigan Street, Milwaukee, Wisconsin 53202 (“USBFS”), serves as administrator, transfer agent, dividend disbursing agent, and fund accountant for the Funds.

COPIES OF THE FUNDS’ MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO BAIRD FUNDS, c/o U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN 53202-0701 OR BY CALLING, TOLL-FREE, 1-866-44BAIRD.  THESE REPORTS ARE ALSO AVAILABLE ON THE FUNDS’ WEBSITE AT WWW.BAIRDFUNDS.COM.

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each annual and semi-annual report, prospectus and any other shareholder mailings to shareholders having the same address in the Funds’ records.  The consolidation of these mailings, known as “householding,” benefits the Funds through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, please contact the Funds at the address and/or telephone number set forth above.  Individual copies of reports will be sent to you within 30 days after the Funds receive your request to stop householding.

Only one copy of this Proxy Statement and related materials (with the exception of the proxy card) is being delivered to shareholders sharing the same address, unless the Funds have received instructions to the contrary.  In the event the Funds receive a request to deliver multiple copies of these materials, the Funds will send such materials to the person(s) making such request promptly.

ELECTION OF DIRECTORS

At the Meeting, shareholders of the Funds will be asked to elect five nominees to constitute the Board of Directors of the Corporation, consisting of three current directors and two new director nominees.  The nominees are John W. Feldt, G. Frederick Kasten, Jr., Cory L. Nettles, Marlyn J. Spear and Frederick P. Stratton, Jr.  The persons named as proxies intend to vote for the election of such nominees as directors of the Corporation unless such authority has been withheld in the proxy.  Messrs. Feldt, Kasten and Stratton currently serve as directors of the Corporation, while Ms. Spear  and Mr. Nettles, if elected, will become new directors effective as of January 1, 2008.  On December 31, 2007, George C. Kaiser, a director since 2000, will be retiring from the Board of Directors.  Accordingly, the Board of Directors currently consists of four directors, and the directors have determined to increase the size of the Board to five members.

Each person has agreed to be named in this proxy statement and to serve if elected.  The Board has no reason to believe that any person will become unavailable for the election as a director. However, if that should occur before the Meeting, your proxy will be voted for the individuals recommended by the Board to fill the vacancies.

The following table presents certain information regarding current directors of the Funds and the two new nominees, including their principal occupations.  In addition, the table includes information concerning other directorships held by each director or nominee in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”).  Information is listed separately for the nominee who is an “interested person” (as defined in the 1940 Act) of the Funds (the “Interested Director”) and those directors and nominee who are not considered to be interested persons of the Funds (the “Independent Directors”).  The Board’s Nominating Committee, consisting of Messrs. Kaiser, Feldt, and Stratton, selected and nominated Ms. Spear and Mr. Nettles after considering the Adviser’s recommendation.  The Nominating Committee also determined to nominate all current directors for election to the Board, other than Mr. Kaiser who will be retiring.  As explained following the table, beginning on January 1, 2008 and assuming the three current directors and the two director nominees are elected to the Board of Directors, the Board will consist of five persons, four of whom will be considered Independent Directors (Mr. Feldt, Mr. Kasten, Mr. Stratton and Ms. Spear) and one of whom will be considered an Interested Director (Mr. Nettles).

Independent Director Nominees

Name, Address and Age	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Over- seen by Director (if elected)	Other Directorships Held by Director

John W. Feldt c/o University of Wisconsin Foundation 1848 University Avenue Madison, WI 53705 Age: 65	Independent Director	Indefinite; Since September 2000	Retired; Senior Vice President-Finance, University of Wisconsin Foundation (1985-2006); Vice President-Finance, University of Wisconsin Foundation (1980-1985); Associate Director, University of Wisconsin Foundation (1967- 1980)	8	Director of Thompson Plumb Funds, Inc., a mutual fund complex (2 portfolios); Director of Nakoma Mutual Funds, a mutual fund complex (1 portfolio)
Frederick P. Stratton, Jr. 10134 N. Port Washington Road, #2B Mequon, WI 53092 Age: 68	Independent Director	Indefinite; Since May 2004	Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003; Chairman of the Board, Briggs & Stratton Corporation (2001-2002); Chairman and CEO, Briggs & Stratton Corporation (1986- 2001)	8	Director of Weyco Group, Inc., a men’s footwear distributor; Wisconsin Energy Corporation and its subsidiaries Wisconsin Electric Power Company and Wisconsin Gas LLC

Name, Address and Age	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Over- seen by Director (if elected)	Other Directorships Held by Director

Marlyn J. Spear P.O. Box 530 500 Elm Grove Road Elm Grove, WI 53122 Age: 54	Independent Director Nominee	Indefinite; Length – N/A	Chief Investment Officer, Building Trades United Pension Trust Fund since July 1989; Investment Officer, Northwestern Mutual Financial Network (1988-1989); Assistant Vice-President, Firstar Trust Company (1978-1987); Financial Analyst, Harco Holdings, Inc. (1976- 1978)	8	Management Trustee of AFL- CIO Housing Investment Trust

G. Frederick Kasten, Jr.* 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 68	Director and Chairman	Indefinite; Since September 2000	Retired; Chairman, the Adviser (January 2000-December 2005); Chairman and CEO, the Adviser (January 1998-January 2000); President, Chairman and CEO, the Adviser (June 1983-January 1998); President, the Adviser (January 1979-January 1983)	8	Director of Regal- Beloit Corporation, a manufacturing company

*Mr. Kasten is currently considered an “interested person” of the Corporation (as defined in the 1940 Act) because he had served as Chairman of the Board of the Adviser until December 31, 2005.  As of January 1, 2008, Mr. Kasten will no longer be deemed an “interested person” because more than two years will have elapsed since he last served as Chairman of the Adviser and he no longer owns any shares of capital stock of the Adviser (or its affiliates), having redeemed his remaining interest in Baird Financial Corporation, the Adviser’s parent company in May 2007.  In connection with this sale there was no arrangement or understanding with respect to the composition of the Board of Directors of the Corporation or the Adviser, or with respect to the selection of appointment of any officer of the Corporation or the Adviser.

Interested Director Nominee

Name, Address and Age	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Over- seen by Director (if elected)	Other Directorships Held by Director

Cory L. Nettles** Generation Growth Capital, Inc. 411 East Wisconsin Avenue, Suite 1710, Milwaukee, WI 53202 Age: 37	Director Nominee	Indefinite; Length – N/A	Managing Director, Generation Growth Capital, Inc. (since March 2007); Of Counsel, Quarles & Brady LLP (since March 2007); Partner, Quarles & Brady LLP (January 2005 – March 2007); Secretary, Wisconsin Department of Commerce (January 2003 – January 2005); Associate, Quarles & Brady LLP (July 1996 – December 2002)	8	Director of Weyco Group, Inc., a men’s footwear distributor; Director of The Private Bank, a financial institution

**Mr. Nettles is an “interested person” of the Corporation (as defined in the 1940 Act) because of his employment with the law firm, Quarles & Brady LLP, which provides legal services to the Adviser.  The legal services that Quarles & Brady LLP has provided to the Adviser include litigation, real estate and miscellaneous securities related matters that did not relate to the Corporation or the Funds.

Responsibilities of the Board

The business and affairs of the Funds are managed under the direction of the Board of Directors, including general oversight and review of investment policies and activities of each Fund.  The Board also elects the officers of the Corporation, who are responsible for supervising and administering each Fund’s day-to-day operations.  The Board held four meetings during the fiscal year ended December 31, 2006.  Each incumbent director attended at least 75% of the Board meetings and the meetings of the Board committees on which the director served during such period.

Shareholders wishing to communicate with the Board of Directors or individual directors should send such correspondence to the offices of Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.  Shareholder communications will be sent directly to the applicable Board member(s).  The Corporation currently does not have a policy with respect to Board members’ attendance at shareholder meetings.

Standing Committees

The Board of Directors has two standing committees: an Audit Committee and a Nominating Committee.  These committees are comprised solely of Independent Directors.

The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Audit Committee, the purposes of the Audit Committee, and the Audit Committee’s duties and powers.  The Audit Committee is responsible for (1) overseeing the accounting and financial reporting policies and procedures of the Corporation and each of its series, the Corporation’s internal control over financial reporting and disclosure controls and procedures, and, as deemed appropriate by the Committee, the internal controls of the Corporation’s service providers; (2) overseeing the quality, objectivity, and integrity of the Corporation’s financial statements and the independent audit thereof; (3) approving, prior to appointment, the engagement of the Corporation’s independent auditors, and in connection therewith, monitoring the independent auditor’s qualifications, independence, and performance; and (4) acting as a liaison between the independent auditor and the full Board of Directors of the Corporation.  The Audit Committee currently consists of John W. Feldt, George C. Kaiser and Frederick P. Stratton, Jr.  A copy of the Audit Committee charter can be found at the Baird Funds’ website at www.bairdfunds.com under “Charters and Policies.”  The Audit Committee met two times in 2006 and has met once during 2007.

The Nominating Committee provides assistance to the Board of Directors in the selection of candidates for election to the Board of Directors, including (1) identifying, as necessary, new candidates who are qualified to serve as directors of the Corporation; (2) recommending to the Board of Directors the candidates for election to the Board of Directors; and (3) monitoring and advising the Board of Directors on matters relating to director compensation.  The Nominating Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Nominating Committee, the purpose of the Nominating Committee and guidelines for selecting candidates for election to the Board of Directors.  The guidelines set forth certain factors to be considered with respect to director candidates, such as background, experience in business, financial expertise and experience outside the business community, such as academia.  The Nominating Committee will consider properly qualified candidates submitted by shareholders.  Shareholders who wish to recommend a director nominee may do so by submitting the appropriate information about the candidate to the Secretary of the Corporation. The Nominating Committee currently consists of John W. Feldt, George C. Kaiser and Frederick P. Stratton, Jr., all of whom are Independent Directors.  A copy of the Nominating Committee charter can be found at the Baird Funds’ website at www.bairdfunds.com under “Charters and Policies.” The Nominating Committee met once in 2006 and has met twice during 2007.

Board Compensation

Each Independent Director currently receives an aggregate annual fee of $16,000, plus $1,500 per Board meeting attended.  In addition, each Independent Director is reimbursed for travel and other expenses incurred in connection with attendance at such meetings.  Committee members do not receive compensation for committee meetings attended.  Directors who are deemed “interested persons” of the Corporation, as defined in the 1940 Act, currently receive no compensation or expense reimbursement from the Funds or the Adviser for serving in such capacity.  However, if the director nominees are elected, it is expected that Mr. Nettles would receive the same compensation as the Independent Directors despite the fact that he would be an “interested person” of the Corporation, and Mr. Kasten would receive compensation beginning in January 2008 because he would then become an Independent Director.  Neither the Corporation nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Corporation or Fund expenses.  The following table sets forth the compensation received by each incumbent Independent Director for the fiscal period ended December 31, 2006.

Name	Aggregate Compensation From Funds(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Directors(1)

John W. Feldt	$22,000	$0	$0	$22,000
George C. Kaiser	$22,000	$0	$0	$22,000
Frederick P. Stratton, Jr.	$22,000	$0	$0	$22,000

(1) Compensation shown in the above table represents the total compensation paid to the Independent Directors in respect of their services to all eight series of the Corporation.  Of the compensation paid to each such director, $2,750 was paid out of the assets of the Baird LargeCap Fund, $2,750 was paid out of the assets of the Baird MidCap Fund, $2,750 was paid out of the assets of the Baird SmallCap Fund, and $13,750 was paid by the Adviser.

Director Ownership of Funds

The following table shows each Director’s ownership of shares of the Funds as of the Record Date (Note: the Directors only own the Institutional Class of shares).  The beneficial ownership is stated using the following ranges:  None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Independent Directors and Nominee
Name of Fund	John W. Feldt	Frederick P. Stratton, Jr.	Marlyn J. Spear

LargeCap Fund	None	Over $100,000	None
MidCap Fund	$50,001 - $100,000	Over $100,000	None
SmallCap Fund	$10,001 - $50,000	$50,001 - $100,000	None
Intermediate Bond Fund	None	Over $100,000	None
Aggregate Bond Fund	None	None	None
Short-Term Bond Fund	None	None	None
Intermediate Municipal Bond Fund	None	$50,001 - $100,000	None
Core Plus Bond Fund	None	None	None
Aggregate Dollar Range of Securities Beneficially Owned in All Registered Investment Companies Overseen by Director in Family of Investment Companies	Over $100,000	Over $100,000	None

Interested Director and Nominee
Name of Fund	G. Frederick Kasten, Jr.*	Cory L. Nettles

LargeCap Fund	None	None
MidCap Fund	None	None
SmallCap Fund	None	None
Intermediate Bond Fund	None	None
Aggregate Bond Fund	None	None
Short-Term Bond Fund	None	None
Intermediate Municipal Bond Fund	Over $100,000	None
Core Plus Bond Fund	None	None
Aggregate Dollar Range of Securities Beneficially Owned in All Registered Investment Companies Overseen by Director in Family of Investment Companies	Over $100,000	None

*As noted under the “Independent Director Nominees” table above, Mr. Kasten is currently considered an “interested person” of the Corporation (as defined in the 1940 Act) but, as of January 1, 2008, will be considered an Independent Director.

Officers of the Corporation

The following table presents certain information regarding the current officers of the Corporation, including their principal occupations. Officers are not separately compensated by the Corporation or any of the Funds for the services they provide.

Name, Address and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mary Ellen Stanek 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 51	President	Re-elected by Board annually; Since September 2000
Managing Director, the Adviser, and Chief Investment Officer, Baird Advisors, a department of the Adviser, since March 2000; President and CEO, Firstar Investment Research & Management Company, LLC (“FIRMCO”) (November 1998-February 2000); President, Firstar Funds, Inc. (December 1998-February 2000); President and Chief Operating Officer, FIRMCO (March 1994-November 1998)

J. Bary Morgan 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 41	Senior Vice President	Re-elected by Board annually; Since February 2003
Chief Investment Officer, Baird Investment Management, a department of the Adviser, since January 2004; Managing Director, the Adviser since January 2001; Director, Baird Investment Management (January 2001-January 2004); Senior Vice President, the Adviser (January 2000-January 2001); First Vice President, the Adviser (January 1996-January 2000)

Todd S. Nichol 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 45	Vice President and Chief Compliance Officer	Re-elected by Board annually; Since August 2004
Chief Compliance Officer, the Adviser since October 2004; Assistant Compliance Director, the Adviser since August 2002; Senior Vice President, the Adviser since January 2005; First Vice President, the Adviser (January 2004-January 2005); Vice President, the Adviser (August 2002-January 2004); Vice President – Risk Management, BNY Clearing Services, LLC, a division of The Bank of New York (August 1995-August 2002)

Russell P. Schwei 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 48	Vice President	Re-elected by Board annually; Since September 2000	Operations Director, the Adviser since July 1992; Managing Director, the Adviser since January 1997; Chief Financial Officer and Managing Director, the Adviser (February 1999-December 1999)
Leonard M. Rush 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 61	Treasurer	Re-elected by Board annually; Since September 2000	Chief Financial Officer, the Adviser since January 2000
Charles M. Weber 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 44	Secretary	Re-elected by Board annually; Since September 2005	Senior Vice President and Associate General Counsel, the Adviser since July 2005; Partner, Quarles & Brady LLP, a law firm (October 1998-June 2005)
Laura E. Piotrowski 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 37	Assistant Treasurer	Re-elected by Board annually; Since August 2007
Senior Vice President and Controller of Capital Markets and Asset Management, the Adviser since January 2003;  First Vice President, the Adviser (January 2001-January 2003); Vice President, the Adviser (January 1999-January 2001)

Robert A. Johnson 777 East Wisconsin Avenue Milwaukee, WI 53202 Age 44	AML Compliance Officer	Re-elected by Board annually; Since August 2004	Compliance Officer, the Adviser since 1998, and AML Compliance Officer, the Adviser since January 2004
Bret T. Reese 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 38	Assistant Secretary	Re-elected by Board annually; Since August 2006
Vice President and Staff Attorney, the Adviser since June 2005; Senior Financial Analyst, the Adviser (August 2004-June 2005); Financial Analyst, Stark & Roth, Inc., a hedge fund (June 2001-August 2002)

Required Vote

Approval of the election of directors requires the affirmative vote of a plurality of the shares represented at the Meeting, provided at least a quorum (a majority of the outstanding shares of the Corporation) is represented in person or by proxy.  “Plurality” means that the individuals with the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the Meeting.  In the election of directors, votes may be cast in favor or withheld.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.  For purposes of the election of directors, Investor Class and Institutional Class shares of all of the Funds will vote together as a single group.  Unless otherwise instructed, the proxies will vote for all nominees.  In the event any of the nominees are not candidates for election at the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Directors may designate.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees to the Board.

INFORMATION ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP (“GT”) was selected by the Board of Directors, including a majority of the Independent Directors, as independent auditors for the Funds for the fiscal year ending December 31, 2007.  Representatives of GT are not expected to be present at the Meeting. The aggregate fees billed for professional services by GT during the last two fiscal years were as follows:

	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/05

Audit Fees	$105,000	$100,000
Audit-Related Fees	—	—
Tax Fees	$25,200	$24,000
All Other Fees	—	—

In the above table, “audit fees” are fees billed for professional services for the audit of the Funds’ annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.  “Tax fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning.

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services rendered to the Funds, as well as all non-audit services provided to the Adviser and any entity affiliated with the Adviser with respect to any engagement that relates directly to the operations and financial reporting of the Funds.  In accordance with its policies and procedures, the Audit Committee pre-approved all audit and tax services provided by GT during fiscal 2006.  During the past two fiscal years, the Funds did not receive any non-audit services from GT pursuant to any waivers of the pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of GT’s hours spent on auditing the Funds’ financial statements were attributed to work performed by full-time permanent employees of GT.

During the last two fiscal years, GT has served as the auditor to the Adviser and has rendered non-audit services to the Adviser and an affiliate of the Adviser.  The non-audit services consisted of tax services provided to investment partnerships affiliated with the Adviser, which partnerships do not provide ongoing services to the Funds; verification and related analytical services provided to the Adviser in connection with its various GIPS composite performance presentations; and a 2006 tax analysis regarding the Adviser’s ownership and sale of certain securities.  GT charged the following amounts for such non-audit services to the Adviser and its affiliates:  $165,600 in 2006 and $142,350 in 2005.  The Audit Committee has concluded that the provision of these audit services to the Adviser and non-audit services to Adviser-affiliated partnerships is compatible with GT’s independence.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Meeting.  If such other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed proxy card to vote the shares represented by such proxies in accordance with their best judgment with respect to such matters.

CONSENT TO ELECTRONIC DELIVERY OF DOCUMENTS

In order to save future printing and mailing expenses, the Corporation is requesting shareholders to consider consenting to the electronic delivery of certain documents.  Shareholders can provide their consent by following the instructions set forth on the proxy card.  By consenting to electronic delivery, shareholders may receive all future prospectuses, prospectus supplements, annual and semi-annual reports, proxy statements and other shareholder communications for the Funds via e-mail or the Internet.  This consent has no expiration date.  However, shareholders may revoke their consent to electronic delivery at any time by contacting the Funds in writing at Baird Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-866-44BAIRD (1-866-442-2473) and request that documents be sent to them by mail. You may also receive a paper copy of any of the documents identified above at no additional charge by contacting us at the above address or telephone number.

To receive documents electronically, you must provide your e-mail address and have access to browser software (such as Microsoft Internet Explorer) and Adobe Acrobat (available at www.adobe.com at no cost) to view documents in Portable Document Format (PDF) and have a connection to the Internet.

Please note that shareholders who consent to electronic delivery of documents must provide the Corporation with their e-mail address.  Shareholders will need to notify the Corporation of any changes to their e-mail address.  The Corporation will only use e-mail addresses for the purpose of communicating with shareholders.  The Corporation will not sell or provide shareholder e-mail addresses to third parties.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Funds are generally not required to hold annual meetings of shareholders and the Funds generally do not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under the 1940 Act.  By observing this policy, the Funds seek to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Funds hereafter called should send the proposal to the Secretary of the Funds at the Corporation’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Wisconsin law.

By Order of the Board of Directors

Charles M. Weber
Secretary

BAIRD FUNDS, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

This proxy is solicited on behalf of the Board of Directors of Baird Funds, Inc. (the “Corporation”).  The undersigned hereby appoints Mary Ellen Stanek and Leonard M. Rush, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend a Special Meeting of Shareholders of the Corporation to be held at 777 East Wisconsin Avenue, 29th Floor, Milwaukee, Wisconsin, on Wednesday, December 19, 2007, at 10:00 a.m., Central Standard Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

DATE: , 2007.

NOTE: Please date and sign exactly as your name appears on the records of the Funds. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title.

Signature (Title, if applicable)

Signature of Joint Owner (if any)

Ways to Vote

You may vote by marking, signing and dating mailing your proxy card and returning it in the postage-paid envelope we have provided.

You may also vote via the Internet at www.proxyvote.com. Have your proxy card available, log on to www.proxyvote.com, enter your control number shown on your proxy card and follow the instructions on the website to cast your vote.

You may vote by telephone by calling 1--800-454-8683.  Have your proxy card available, enter your control number shown on the proxy card and follow the recorded instructions.  Please note that you will not be available to consent to the electronic delivery of documents if you vote by telephone.

[Please see reverse side for the matters on which your vote is requested]

Election of Directors

(1) John W. Feldt	(4) Cory L. Nettles	☐	FOR all nominees	☐	WITHOUT AUTHORITY
(2) G. Frederick Kasten, Jr.	(5) Marlyn J. Spear		listed (except as		to vote for all nominees
(3) Frederick P. Stratton, Jr.			marked to the		listed at left
contrary below)

(Instructions:  To withhold authority to vote for any indicated nominee, write the number(s) on the line above.)

In their discretion, the named proxies may vote and otherwise represent the shareholder(s) on such other business as may properly come before the meeting, or any adjournment or postponement thereof.

The votes entitled to be cast by the undersigned will be cast as instructed above.  If this proxy is executed, but no instruction is given, the votes will be cast “FOR” the election of all of the nominees to the Board of Directors of the Corporation and in the discretion of the above-named proxies on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Consent to Electronic Delivery of Documents

☐           By checking this box, the undersigned hereby consents to the delivery of prospectuses, prospectus supplements, annual and semi-annual reports, proxy statements and other shareholder communications for the Funds by e-mail or by e-mail notice to retrieve these documents via the Internet.  This consent may be revoked at any time by contacting the Corporation.  For more information, please refer to the Proxy Statement. The undersigned’s e-mail address to which documents relating to the Funds may be sent is as follows:

E-Mail Address:_____________________________________________

 2